     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 17, 2000
                                                     REGISTRATION NO. 333-
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                             deCODE genetics, INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

             DELAWARE                             8731                            04-3326704
 (State or Other Jurisdiction of      (Primary Standard Industrial             (I.R.S. Employer
  Incorporation or Organization)      Classification Code Number)            Identification No.)

                            ------------------------

                    LYNGHALS 1                                KARI STEFANSSON, M.D., DR. MED.
                REYKJAVIK, ICELAND                      C/O SMITH, STRATTON, WISE, HEHER & BRENNAN
                  + 354-570-1900                                   600 COLLEGE ROAD EAST
    (Address, Including Zip Code, and Telephone                 PRINCETON, NEW JERSEY 08540
   Number, Including Area Code, of Registrant's                        609-924-6000
            Principal Executive Office)              (Name, Address, Including Zip Code, and Telephone
                                                    Number, Including Area Code, of Agent for Service)

                            ------------------------

                                   Copies to:

              DIANE M. FRENIER, ESQ.                              PAUL E. KUMLEBEN, ESQ.
              MARSHA E. NOVICK, ESQ.                               DAVIS POLK & WARDWELL
      SMITH, STRATTON, WISE, HEHER & BRENNAN                         99 Gresham Street
               600 College Road East                                  London EC2V 7NG
            Princeton, New Jersey 08540                               United Kingdom
                   609-924-6000                                      + 44-207-418-1300

                            ------------------------

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:

  AS SOON AS POSSIBLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [ ]

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-31984

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]
                            ------------------------

                        CALCULATION OF REGISTRATION FEE

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                                                               PROPOSED MAXIMUM       PROPOSED MAXIMUM
      TITLE OF EACH CLASS OF             AMOUNT TO BE           OFFERING PRICE           AGGREGATE             AMOUNT OF
   SECURITIES TO BE REGISTERED            REGISTERED              PER SHARE          OFFERING PRICE(1)     REGISTRATION FEE
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
  Common Stock, $.001 par value...     1,840,000 shares              $18                $33,120,000            $8,743.68
-----------------------------------------------------------------------------------------------------------------------------

    (1) Estimated solely for purposes of calculating the registration fee pursuant to Rule 457 under the Securities Act of 1933, as amended.
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

               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

     This Registration Statement is being filed with the Securities and Exchange Commission pursuant to Rule 462(b) under the Securities Act of 1933, as amended. This Registration Statement relates to the public offering of Common Stock of the Registrant contemplated by the Registration Statement on Form S-1, File No. 333-31984 declared effective July 17, 2000 (the "Prior Registration Statement"), and is being filed for the sole purpose of registering additional securities of the same class as were included in the Prior Registration Statement. The contents of the Prior Registration Statement are hereby incorporated by reference.

                                    EXHIBITS

     The following documents are filed as exhibits to this Registration
Statement:

EXHIBIT
NUMBER                            DESCRIPTION
-------   ------------------------------------------------------------
  5.1     Opinion of Smith, Stratton, Wise, Heher & Brennan
  8.1     Opinion of Stibbe Simont Monahan Duhot regarding Belgian
          taxation
 23.1     Consent of PricewaterhouseCoopers ehf., independent public accountants
 23.2     Consent of Smith, Stratton, Wise, Heher & Brennan (contained in Exhibit 5.1)
 23.3     Consent of Stibbe Simont Monahan Duhot (contained in Exhibit
          8.1)

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, we have duly caused this registration statement to be signed on our behalf by the undersigned, thereunto duly authorized, in the city of Reykjavik, Iceland, on July 17, 2000.

                                          deCODE genetics, Inc.
                                              /s/ DR. KARI STEFANSSON
                                          By:
                                          --------------------------------------

                                              Dr. Kari Stefansson,
                                            Chairman, President and
                                            Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates stated.

                  SIGNATURE                                     TITLE                        DATE
                  ---------                                     -----                        ----

/s/ DR. KARI STEFANSSON                        Chairman, President, Chief Executive      July 17, 2000
---------------------------------------------  Officer (principal executive officer)
Dr. Kari Stefansson                            and Director

/s/ AXEL NIELSEN                               Vice President, Finance and Treasurer     July 17, 2000
---------------------------------------------  (principal financial officer and
Axel Nielsen                                   principal accounting officer)

*                                              Director                                  July 17, 2000
---------------------------------------------
Jean-Francois Formela

*                                              Director                                  July 17, 2000
---------------------------------------------
Andre Lamotte

*                                              Director                                  July 17, 2000
---------------------------------------------
Terrance McGuire

*                                              Director                                  July 17, 2000
---------------------------------------------
Guy Nohra

*                                              Director                                  July 17, 2000
---------------------------------------------
Sir John Vane

* By his signature set forth below, the undersigned, pursuant to duly authorized powers of attorney filed with the Securities and Exchange Commission, has signed this registration statement on behalf of persons indicated.

By: /s/ KARI STEFANSSON
    --------------------------------------------
    Kari Stefansson, M.D., Dr. Med.
    Attorney-in-fact

                               INDEX OF EXHIBITS

EXHIBIT
NUMBER                            DESCRIPTION
-------   ------------------------------------------------------------
  5.1     Opinion of Smith, Stratton, Wise, Heher & Brennan
  8.1     Opinion of Stibbe Simont Monahan Duhot regarding Belgian
          taxation
 23.1     Consent of PricewaterhouseCoopers ehf., independent public accountants
 23.2     Consent of Smith, Stratton, Wise, Heher & Brennan (contained in Exhibit 5.1)
 23.3     Consent of Stibbe Simont Monahan Duhot (contained in Exhibit
          8.1)